IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares, Inc.

Supplement dated March 29, 2019 (the “Supplement”)

to the Summary Prospectus and Prospectus, each dated December 28, 2018,

and Statement of Additional Information (the “SAI”),

dated December 28, 2018 (as revised March 28, 2019),

for the iShares MSCI Turkey ETF (TUR) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The following changes will take effect for the Fund on or around May 29, 2019:

Current Underlying Index	New Underlying Index
MSCI Turkey Investable Market Index	MSCI Turkey IMI 25/50 Index

Change in the Fund’s “Principal Investment Strategies”

The first paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the MSCI Turkey IMI 25/50 Index (the “Underlying Index”), which is designed to measure the performance of the large-, mid- and small-capitalization segments of the Turkish equity market. The Underlying Index consists of stocks traded primarily on the Istanbul Stock Exchange (ISE). A capping methodology is applied that limits the weight of any single issuer to a maximum of 25% of the Underlying Index. Additionally, the sum of the issuer that individually constitute more than 5% of the weight of the Underlying Index cannot exceed a maximum of 50% of the weight of the Underlying Index in the aggregate. As of February 28, 2019, a significant portion of the Underlying Index is represented by securities of companies in the consumer staples, financials and industrials industries or sectors. The components of the Underlying Index are likely to change over time.

Change in the Fund’s “Summary of Principal Risks”

The section of the Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is amended to delete “Large-Capitalization Companies Risk” and “Materials Sector Risk” and add the following:

Consumer Staples Sector Risk. The consumer staples sector may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

Mid-Capitalization Companies Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Small-Capitalization Companies Risk. Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Change in the Fund’s “A Further Discussion of Principal Risks”

The section of the Prospectus entitled “A Further Discussion of Principal Risks” is amended to delete “Large-Capitalization Companies Risk” and “Materials Sector Risk” and add the following:

Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Small-Capitalization Companies Risk. Stock prices of small-capitalization companies may be more volatile than those of larger companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by mid- or large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of mid- or large-capitalization companies to adverse business and economic developments. Securities of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making these companies more vulnerable to experiencing adverse effects due to the loss of personnel. Small-capitalization companies also normally have less diverse product lines than those of mid- or large-capitalization companies and are more susceptible to adverse developments concerning their products.

Change in the Fund’s “A Further Discussion of Other Risks”

The section of the Prospectus entitled “A Further Discussion of Other Risks” is amended to delete “Consumer Staples Sector Risk,” “Mid-Capitalization Companies Risk,” “Small-Capitalization Companies Risk” and “Telecommunications Sector Risk” and add the following:

Materials Sector Risk. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical advances, labor relations, over-production, litigation and government regulations, among other factors. Companies in the materials sector are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Change in the Fund’s “General Considerations and Risks”

The section of the SAI entitled “General Considerations and Risks” is amended to delete “Risk of Investing in the Telecommunications Sector” and add the following:

Risk of Investing in the Communication Services Sector. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites and Internet search engines.

The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.

The domestic telecommunications market is characterized by increasing competition and regulation by the U.S. Federal Communications Commission and various state regulatory authorities. Telecommunications providers are generally required to obtain franchises or licenses in order to provide services in a given location.

Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.

Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in state and federal government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.

Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”

The section of the SAI entitled “MSCI Turkey Investable Market Index (IMI)” on pages 40-41 is deleted in its entirety and is replaced by the following new section entitled “MSCI Turkey IMI 25/50 Index”:

MSCI Turkey IMI 25/50 Index

Number of Components: approximately 52

Index Description. The MSCI Turkey IMI 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the Turkish equity market. The Underlying Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight and all issuers with a weight above 5% do not, in the aggregate, exceed 50% of the Underlying Index weight. The Underlying Index consists of stocks traded primarily on the Istanbul Stock Exchange (ISE).

Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-TUR-0319

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